SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report - December 15, 1997

                        PREMIER BANCORP, INC.
          --------------------------------------------------
        (Exact name of registrant as specified in its charter)



  Pennsylvania             To Be Assigned          23-2921058
 --------------            --------------          ----------
(State or other           (Commission File       (IRS Employer
 jurisdiction                 Number)            Identification
of incorporation)                                    Number)


 379 North Main Street
Doylestown, Pennsylvania                   18901
------------------------               -------------
(Address of principal                   (Zip Code)
 executive offices)


Registrant's telephone number including area code: (215)-345-5100
                                                   --------------

                               N/A
    ---------------------------------------------------------
  (Former name or former address, if changed since last report)


            Page 1 of 6 Sequentially Numbered Pages
               Index to Exhibits Found on Page 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On December 15, 1997, the Issuer released a Press
          Release, attached as Exhibit 99, announcing a three-for-one stock split.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               99  Press Release, of Registrant, dated December
                   15, 1997, re: Three-for-One Stock Split.

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PREMIER BANCORP, INC.
                                   (Registrant)


Dated: December 15, 1997           /s/ John S. Soffronoff
                                   ---------------------------
                                   John C. Soffronoff, President
                                    and Chief Executive Officer
                                   (Principal Executive Officer)

                        EXHIBIT INDEX
                        -------------

                                                Page Number
                                                in Manually
Exhibit                                       Signed Original
-------                                       ---------------

  99      Press Release, of Registrant,              6
          dated December 15, 1997, re:
          Three-for-One Stock Split.